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                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated March 20, 1998 on the financial statements of JDR Holdings, Inc. and subsidiary (predecessor company) for the period from January 1, 1997 to May 28, 1997 and to all references to our firm in this Registration Statement on Form S-4.



                                                       /s/ Arthur Andersen LLP
                                                       -------------------------
                                                       ARTHUR ANDERSEN LLP

Philadelphia, Pa.,
February 26, 1999